Goldman Sachs Funds

GROWTH AND INCOME FUND

Annual Report August 31, 2000

Long-term capital growth and growth of income potential from a diversified portfolio of equity securities.

GOLDMAN SACHS GROWTH AND INCOME FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

      Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

      While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the Nasdaq posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

      Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.
      Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

      As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

      Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

  September 15, 2000

GOLDMAN SACHS GROWTH AND INCOME FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	6.48%	16.32%
Class B	5.70	16.32
Class C	5.67	16.32
Institutional	7.05	16.32
Service	6.40	16.32

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURN[3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	–10.96%	–11.14%	–7.43%	–5.23%	–5.83%
Five Years	10.89	N/A	N/A	N/A	12.09	[4]
Since Inception	11.98	9.00	–0.88	10.46	12.80	[4]
	(2/5/93)	(5/1/96)	(8/15/97)	(6/3/96)	(2/5/93)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/ 00

Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.4%	Financial Services
Intel Corp.	4.4	Semiconductors
Cisco Systems, Inc.	3.7	Computer Hardware
Pfizer, Inc.	3.0	Drugs
Citigroup, Inc.	2.9	Banks
Microsoft Corp.	2.8	Computer Software
XL Capital Ltd.	2.6	Property Insurance
International Business Machines, Inc.	2.2	Computer Software
Wal-Mart Stores	2.1	Department Stores
Exxon Mobil Corp.	2.1	Energy Resources

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Growth and Income Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 6.48%, 5.70%, 5.67%, 7.05%, and 6.40%, respectively. These figures compare to the 16.32% total cumulative return of the Fund’s benchmark, the S&P 500 Index.

For most of the reporting period, growth stocks significantly outperformed their value stock counterparts. During that period the largest gains were generated by a narrow band of larger-cap and technology-oriented stocks. As a result, it was a very challenging period for value-oriented funds such as Growth and Income. However, during the second half of the period value stocks generated strong results and the Fund outperformed its benchmark, the S&P 500 Index. This was especially true from March through May, as the high valuations of many growth stocks concerned investors — especially among many “new economy” companies.

On a macro level, the Fund benefited from increased merger and acquisition activity in many industries, particularly pharmaceuticals and energy resources. In addition, our exposure to the grocery and property/casualty insurance sectors, coupled with our cautious stance with regard to banks aided returns. Our investments in property/casualty insurance stocks were beneficial, and we believe that many of our companies are well-positioned to benefit from gradual improvements in industry pricing conditions. We remain underweight in bank stocks, due to our concerns about deteriorating credit quality. However, our strategy of focusing on firms with large components of fee-based income and relatively little exposure to lending activities enhanced performance.

Our value bias in the Fund led us to an underweight position in Technology stocks, which was not favorable for performance. However, several of our holdings posted solid absolute gains, including Intel Corp., Cisco Systems and Oracle Corp. However, our exposure to certain telecommunication companies, particularly Lucent Technologies and Verizon Communications detracted from results. We were underweight in this industry due to our concerns about increased competition, and subsequently reduced our holdings during the period.

Portfolio Composition

Early in the reporting period we introduced more of a quality bias into the Growth and Income Fund portfolio. Through intensive fundamental research, we believe that we can identify companies that enjoy competitive advantage in their industry sectors, yet sell at attractive valuation levels. In addition to a quality bias, we believe our portfolio composition also reflects our mandate to add value through stock selection rather than sector bets.

Portfolio Highlights

Astute use of technology has become a determinant of success across many industries. As such, our portfolios have focused on the companies in all industries that are true beneficiaries of technological innovation. In particular, we seek firms that are using information-based tools and other resources to improve their cost positions, distribution to customers, product

GOLDMAN SACHS GROWTH AND INCOME FUND

development, or raw material costs. We also believe that many “old economy” companies will prove to be rewarding investments as they use new tools to drive shareholder value, and increase their competitive advantage.

  Convergys Corp. — Convergys utilizes state-of-the art technology to provide billing services and call centers to cellular phone businesses. The company was attractively valued relative to its Internet-based competitors, and was well positioned to benefit from growing demand in the telecommunications industry. We took profits from this position during the period, as its stock price reached our targets.

  Warner Lambert/Pfizer Inc. and Union Pacific Resources/Anadarko Petroleum — Our portfolio benefited from a trend towards increased merger and acquisition activity in the large cap sector. Warner Lambert Co. and Pfizer Inc. aided results and will, we believe, position the combined company (now known as Pfizer) with the industry’s deepest pipeline and largest R&D budget. Union Pacific Resources, one of the largest independent natural gas and oil exploration and production companies, rose substantially on news that the company has agreed to be acquired by Anadarko Petroleum. Anadarko is a well-managed, cost-advantaged company that we continued to own after the merger.

  XL Capital Ltd. and American International Group, Inc. — The past several years have been a difficult environment for the insurance industry, as a flood of excess capital drove prices downward. Among property insurance stocks, XL Capital and AIG are not only attractively valued, but have some of the strongest balance sheets, cash flows and competitive positioning in the industry.

  Portfolio Outlook

  We continue to believe that the current environment offers tremendous investment opportunity for large-cap value stocks. Improved absolute returns reflect not only a renewed interest in the extended market but, more importantly, a renaissance of value investing after a lengthy hiatus. In addition, several large-cap value companies were acquired, which helped to generate interest in the sector and benefited the Growth and Income Fund. We believe merger activity should continue to be a positive catalyst for the sector, as current prices offer large corporate buyers a very favorable return on investment.

       Signs of slower U.S. economic growth suggest a decreased likelihood of tightening by the Federal Reserve Board through year end. Going forward, reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and a moderation in energy prices could be beneficial to many of the traditional industrial and financial companies in the Fund.

  As always, we appreciate your investment and look forward to your continued confidence.

  Goldman Sachs Value Investment Team

  New York, September 15, 2000

GOLDMAN SACHS GROWTH AND INCOME FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios .

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on February 5, 1993 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index with dividends reinvested (“S& P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to August 31, 2000.

Class A Shares
S&P 500 Index
$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$39,660
$24,049
2/5/93
8/93
8/94
8/95
8/96
8/97
8/98
8/99
8/00

Average Annual Total Return through August 31, 2000	Since Inception	Five Years	One Year

Class A (commenced February 5, 1993)
Excluding sales charges	13.12%	11.96%	6.48%
Including sales charges	12.28%	10.71%	0.61%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	10.04%	n/a	5.70%
Including contingent deferred sales charges	9.61%	n/a	0.42%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	0.42%	n/a	5.67%
Including contingent deferred sales charges	0.42%	n/a	4.61%

Institutional Class (commenced June 3, 1996)	11.05%	n/a	7.05%

Service Class (commenced March 6, 1996)	10.59%	n/a	6.40%

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 100.0%

Airlines – 0.6%
224,200	Southwest Airlines Co.	$ 5,072,525

Alcohol – 0.7%
66,400	Anheuser-Busch Cos., Inc.	5,233,150

Apparel – 0.5%
90,700	Nike, Inc. Class B	3,588,319

Banks – 6.0%
78,200	Bank One Corp.	2,756,550
391,200	Citigroup, Inc.	22,836,300
12,800	J.P. Morgan & Co., Inc.	2,140,000
146,000	Mellon Financial Corp.	6,606,500
27,100	PNC Financial Services Group	1,597,206
73,800	The Bank of New York Co., Inc.	3,869,888
48,150	The Chase Manhattan Corp.	2,690,381
108,100	Wells Fargo & Co.	4,668,569

		47,165,394

Chemicals – 2.3%
143,400	E.I. du Pont de Nemours & Co.	6,435,075
92,400	Minnesota Mining & Manufacturing Co.	8,593,200
105,300	The Dow Chemicals Co.	2,757,544

		17,785,819

Clothing – 0.1%
50,300	The Gap, Inc.	1,128,606

Computer Hardware – 9.3%
24,000	Apple Computer, Inc.*	1,462,500
424,100	Cisco Systems, Inc.*	29,103,862
180,900	Compaq Computer Corp.	6,161,906
191,100	Dell Computer Corp.*	8,336,738
136,400	EMC Corp.*	13,367,200
26,800	Hewlett-Packard Co.	3,236,100
17,900	Network Appliance, Inc.*	2,094,300
73,900	Sun Microsystems, Inc.*	9,380,681

		73,143,287

Computer Software – 7.2%
133,200	International Business Machines, Inc.	17,582,400
319,100	Microsoft Corp.*	22,277,169
152,500	Oracle Corp.*	13,867,969
25,650	VERITAS Software Corp.*	3,092,428

		56,819,966

Defense/Aerospace – 0.3%
68,600	Honeywell International, Inc.	2,645,388

Department Store – 2.3%
65,600	The May Department Stores Co.	1,504,700
352,500	Wal-Mart Stores, Inc.	16,721,719

		18,226,419

Drugs – 7.8%
64,100	Amgen, Inc.*	4,859,581
131,900	Bristol-Myers Squibb Co.	6,990,700
30,600	Eli Lilly & Co.	2,233,800
Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
103,400	Merck & Co., Inc.	$ 7,225,075
551,100	Pfizer, Inc.	23,835,075
82,598	Pharmacia Corp.	4,837,146
180,800	Schering-Plough Corp.	7,254,600
64,800	SmithKline Beecham PLC ADR	4,232,250

		61,468,227

Electrical Equipment – 4.3%
9,200	Corning, Inc.	3,017,025
22,100	Corvis Corp.*	2,294,256
134,800	Lucent Technologies, Inc.	5,636,325
196,200	Motorola, Inc.	7,075,462
162,500	Nortel Networks Corp.	13,253,906
44,700	QUALCOMM, Inc.*	2,676,413

		33,953,387

Electrical Utilities – 2.4%
36,700	Duke Energy Corp.	2,745,619
142,700	Entergy Corp.	4,343,431
97,300	FPL Group, Inc.	5,193,387
345,200	Niagara Mohawk Holdings, Inc.*	4,444,450
40,800	Unicom Corp.	1,864,050

		18,590,937

Energy Resources – 5.3%
157,066	Anadarko Petroleum Corp.	10,330,231
202,136	Exxon Mobil Corp.	16,499,351
117,300	Royal Dutch Petroleum Co.	7,177,294
124,300	Unocal Corp.	4,148,512
135,900	USX-Marathon Group	3,728,756

		41,884,144

Entertainment – 3.2%
370,100	Carnival Corp.	7,378,869
175,000	The Walt Disney Co.	6,814,062
166,963	Viacom, Inc. Class B*	11,238,697

		25,431,628

Financial Services – 5.5%
166,100	Federal Home Loan Mortgage Corp.	6,996,962
589,200	General Electric Co.	34,578,675
38,000	Household International, Inc.	1,824,000

		43,399,637

Food & Beverage – 2.0%
75,800	PepsiCo., Inc.	3,230,975
102,100	The Coca-Cola Co.	5,373,013
106,700	The Quaker Oats Co.	7,248,931

		15,852,919

Forest – 1.9%
123,100	Bowater, Inc.	6,324,262
36,700	Fort James Corp.	1,160,638
225,600	International Paper Co.	7,191,000

		14,675,900

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Shares	Description	Value

Common Stocks – (continued)

Grocery – 1.4%
78,700	Safeway, Inc.*	$ 3,880,894
297,500	The Kroger Co.*	6,749,531

		10,630,425

Heavy Electrical – 0.2%
18,900	Emerson Electric Co.	1,250,944

Heavy Machinery – 0.7%
145,000	Crane Co.	3,643,125
63,800	Deere & Co.	2,101,413

		5,744,538

Home Products – 0.6%
72,100	The Procter & Gamble Co.	4,456,681

Industrial Parts – 2.1%
83,700	Caterpillar, Inc.	3,075,975
100,600	Parker-Hannifin Corp.	3,502,138
104,400	Tyco International Ltd.	5,950,800
57,100	United Technologies Corp.	3,565,181

		16,094,094

Information Services – 0.6%
53,900	Automatic Data Processing, Inc.	3,213,787
36,600	Electronic Data Systems Corp.	1,823,138

		5,036,925

Internet – 1.1%
132,400	America Online, Inc.*	7,761,950
5,700	Juniper Networks, Inc.*	1,218,375

		8,980,325

Life Insurance – 0.8%
112,400	AFLAC, Inc.	6,069,600

Media – 3.1%
151,000	AT&T Corp.-Liberty Media Corp.*	3,227,625
31,100	Clear Channel Communications, Inc.*	2,250,862
162,700	Comcast Corp.*	6,060,575
30,800	The News Corp. Ltd. ADR	1,620,850
128,300	Time Warner, Inc.	10,969,650

		24,129,562

Medical Products – 2.0%
75,400	Abbott Laboratories	3,298,750
49,000	Baxter International, Inc.	4,079,250
89,600	Johnson & Johnson	8,237,600

		15,615,600

Mining – 0.5%
110,600	Alcoa, Inc.	3,677,450

Oil Refining – 0.2%
36,300	Texaco, Inc.	1,869,450

Oil Services – 2.5%
33,100	Baker Hughes, Inc.	1,210,219
37,200	Diamond Offshore Drilling, Inc.	1,667,025
Shares	Description	Value

Common Stocks – (continued)

Oil Services – (continued)
123,000	Halliburton Co.	$ 6,519,000
66,800	Santa Fe International Corp.	2,626,075
45,500	Schlumberger Ltd.	3,881,718
59,100	Transocean Sedco Forex, Inc.	3,531,225

		19,435,262

Property Insurance – 5.8%
164,850	American International Group, Inc.	14,692,256
114,600	The Hartford Financial Services Group, Inc.*	7,635,225
49,700	The St. Paul Cos., Inc.*	2,366,962
296,100	XL Capital Ltd.	20,412,394

		45,106,837

Railroads – 0.5%
123,900	Canadian National Railway Co.	3,647,306

Restaurants – 0.4%
104,000	McDonald’s Corp.	3,107,000

Security/Asset Management – 1.3%
94,300	Morgan Stanley Dean Witter & Co.	10,143,144

Semiconductors – 7.2%
45,100	Advanced Micro Devices, Inc.*	1,696,888
38,800	Altera Corp.*	2,478,691
20,300	Analog Devices, Inc.*	2,015,506
34,000	Applied Materials, Inc.*	2,934,625
4,700	Broadcom Corp.*	1,175,000
458,000	Intel Corp.	34,292,750
13,100	KLA-Tencor Corp.*	859,688
16,400	Novellus Systems, Inc.*	1,009,625
97,600	Texas Instruments, Inc.	6,533,100
35,700	Xilinx, Inc.*	3,172,837

		56,168,710

Specialty Retail – 1.9%
21,300	Best Buy Co., Inc.*	1,315,275
115,200	CVS Corp.	4,276,800
20,300	RadioShack Corp.	1,197,700
160,800	The Home Depot, Inc.	7,728,450

		14,518,225

Telephone – 3.8%
25,100	NEXTLINK Communications, Inc.*	880,069
107,700	Qwest Communications International, Inc.*	5,560,012
136,669	SBC Communications, Inc.	5,705,931
60,900	Sprint Corp.	2,040,150
194,176	Verizon Communications	8,470,928
191,000	WorldCom, Inc.*	6,971,500

		29,628,590

Tobacco – 0.5%
140,300	Philip Morris Cos., Inc.	4,156,388

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Wireless – 1.1%
18,800	ALLTEL Corp.	$ 950,575
106,100	Sprint Corp. (PCS Group)*	5,324,894
48,100	Vodafone Group PLC ADR	1,969,094

		8,244,563

TOTAL COMMON STOCKS
(Cost $683,919,954)		$ 783,777,271

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.4%

Joint Repurchase Agreement Account II ∧
$3,500,000	6.66%	09/01/2000	$ 3,500,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,500,000)			$ 3,500,000

TOTAL INVESTMENTS
(Cost $687,419,954)			$ 787,277,271

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $687,419,954)	$787,277,271
Cash	87,480
Receivables:
Investment securities sold	8,498,022
Dividends and interest	1,066,121
Fund shares sold	219,901
Other assets	2,827

Total assets	797,151,622

Liabilities:

Payables:
Investment securities purchased	9,766,761
Fund shares repurchased	2,379,786
Amounts owed to affiliates	853,052
Accrued expenses and other liabilities	56,370

Total liabilities	13,055,969

Net Assets:

Paid-in capital	740,492,952
Accumulated net realized loss from investment, futures and options transactions	(56,254,616)
Net unrealized gain on investments, futures and options	99,857,317

NET ASSETS	$784,095,653

Net asset value, offering and redemption price per share: (a)
Class A	$24.78
Class B	$24.42
Class C	$24.37
Institutional	$24.91
Service	$24.77

Shares outstanding:
Class A	23,257,196
Class B	6,368,469
Class C	646,203
Institutional	1,146,056
Service	319,928

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	31,737,852

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $26.22. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$12,021,226
Interest	2,070,812

Total income	14,092,038

Expenses:

Management fees	6,580,727
Distribution and Service fees (b)	3,896,151
Transfer Agent fees (c)	1,727,745
Custodian fees	145,173
Registration fees	68,745
Professional fees	60,522
Service share fees	44,543
Trustee fees	8,729
Other	124,004

Total expenses	12,656,339

Less — expense reductions	(18,726)

Net expenses	12,637,613

NET INVESTMENT INCOME	1,454,425

Realized and unrealized gain (loss) on investment, futures and options transactions:

Net realized gain (loss) from:
Investment transactions	(60,356,960)
Options written	572,270
Futures transactions	5,268,671
Net change in unrealized gain (loss) on:
Investments	98,915,933
Options written	(202,732)
Futures	1,429

Net realized and unrealized gain (loss) on investment, futures and options transactions	44,198,611

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,653,036

(a)	Foreign taxes withheld on dividends were $44,796.
(b)	Class A, Class B and Class C had Distribution and Service fees of $1,705,073, $1,977,417 and $213,661, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $1,295,854, $375,709, $40,596, $12,023 and $3,563, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income	$ 1,454,425	$ 8,748,029	$ 12,713,525
Net realized gain (loss) from investment, futures and options transactions	(54,516,019)	74,409,026	(79,720,615)
Net change in unrealized gain (loss) on investment, futures and options transactions	98,714,630	(52,594,995)	(91,067,228)

Net increase (decrease) in net assets resulting from operations	45,653,036	30,562,060	(158,074,318)

Distributions to shareholders:

From net investment income
Class A Shares	(1,750,861)	(5,816,651)	(9,893,876)
Class B Shares	(187,991)	(690,509)	(555,085)
Class C Shares	(20,602)	(77,463)	(98,749)
Institutional Shares	(114,748)	(244,239)	(2,084,974)
Service Shares	(18,316)	(63,039)	(80,841)
In excess of net investment income
Class A Shares	(865,614)	—	(473,558)
Class B Shares	(92,941)	—	(26,568)
Class C Shares	(10,186)	—	(4,727)
Institutional Shares	(56,731)	—	(99,795)
Service Shares	(9,056)	—	(3,869)
From net realized gains
Class A Shares	(40,865,392)	—	—
Class B Shares	(12,294,241)	—	—
Class C Shares	(1,338,227)	—	—
Institutional Shares	(1,708,729)	—	—
Service Shares	(523,645)	—	—

Total distributions to shareholders	(59,857,280)	(6,891,901)	(13,322,042)

From share transactions:

Proceeds from sales of shares	47,866,453	114,124,273	1,026,751,116
Reinvestment of dividends and distributions	56,587,452	6,538,450	10,754,319
Cost of shares repurchased	(506,756,739)	(649,333,927)	(761,706,430)

Net increase (decrease) in net assets resulting from share transactions	(402,302,834)	(528,671,204)	275,799,005

TOTAL INCREASE (DECREASE)	(416,507,078)	(505,001,045)	104,402,645

Net assets:

Beginning of period	1,200,602,731	1,705,603,776	1,601,201,131

End of period	$ 784,095,653	$1,200,602,731	$1,705,603,776

Accumulated undistributed (distributions in excess of) net investment income	$ —	$ 634,990	$ (1,221,249)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        The Fund had approximately $48,213,000 at August 31, 2000, (the Fund’s tax year-end) of capital loss carryforward expiring in 2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $690,086,222. Accordingly, the gross unrealized gain on investments was $157,315,148 and the gross unrealized loss on investments was $60,124,099 resulting in a net unrealized gain of $97,191,049.

GOLDMAN SACHS GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

Goldman Sachs Growth and Income Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 45.31% of the dividends paid from net investment company taxable income by the Growth and Income Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $13,430,900 as capital gains dividends paid during its year ended August 31, 2000.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 2000

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.05% of the average daily net assets of the Fund. For the year ended August 31, 2000, there was no expense reimbursement. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $19,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $102,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $465,000, $267,000 and $121,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options transactions) for the year ended August 31, 2000, were $783,581,050 and $1,157,676,958, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $95,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

GOLDMAN SACHS GROWTH AND INCOME FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, the Fund had no open futures contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

For the year ended August 31, 2000, written call option transactions in the Fund were as follows:

Written Options	Number of Contracts	Premium Received

Balance outstanding, beginning of year	2,795	$ 572,270
Options assigned	(1,442)	(217,937)
Options expired	(1,353)	(354,333)

Balance outstanding, end of year	—	$ —

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed unsecured revolving line of credit facility. Under the most restrictive arrangement the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 2000
6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $3,500,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or account principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $1,040,735 from accumulated distributions in excess of net investment income to paid-in capital and $3,104 from undistributed net investment income to accumulated net realized loss from investment, futures and options transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS GROWTH AND INCOME FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,336,043	$ 31,836,651	2,693,500	$ 68,994,627	19,137,910	$508,921,386
Reinvestments of dividends and distributions	1,808,369	42,287,423	222,190	5,612,552	390,593	9,715,068
Shares repurchased	(14,540,480)	(344,395,625)	(14,386,320)	(361,520,290)	(20,323,258)	(510,471,024)

	(11,396,068)	(270,271,551)	(11,470,630)	(286,913,111)	(794,755)	8,165,430

Class B Shares
Shares sold	354,447	8,333,880	532,909	13,448,149	7,059,564	191,017,805
Reinvestments of dividends and distributions	467,551	10,834,187	23,841	604,660	21,979	509,810
Shares repurchased	(5,569,557)	(130,534,853)	(3,930,139)	(97,151,929)	(4,555,733)	(111,930,613)

	(4,747,559)	(111,366,786)	(3,373,389)	(83,099,120)	2,525,810	79,597,002

Class C Shares
Shares sold	82,360	1,922,744	104,662	2,636,497	1,937,045	52,029,313
Reinvestments of dividends and distributions	51,899	1,200,022	2,859	72,208	4,364	105,648
Shares repurchased	(771,431)	(18,113,626)	(823,868)	(20,529,279)	(1,174,701)	(28,489,276)

	(637,172)	(14,990,860)	(716,347)	(17,820,574)	766,708	23,645,685

Institutional Shares
Shares sold	181,437	4,379,832	1,012,105	26,839,595	10,119,858	268,940,951
Reinvestments of dividends and distributions	74,291	1,738,712	7,373	189,388	14,004	346,705
Shares repurchased	(411,654)	(9,765,648)	(6,850,928)	(165,722,925)	(4,396,583)	(108,988,620)

	(155,926)	(3,647,104)	(5,831,450)	(138,693,942)	5,737,279	160,299,036

Service Shares
Shares sold	58,518	1,393,346	85,566	2,205,405	218,320	5,841,661
Reinvestments of dividends and distributions	22,542	527,108	2,354	59,642	3,132	77,088
Shares repurchased	(166,719)	(3,946,987)	(173,088)	(4,409,504)	(73,792)	(1,826,897)

	(85,659)	(2,026,533)	(85,168)	(2,144,457)	147,660	4,091,852

NET INCREASE (DECREASE)	(17,022,384)	$(402,302,834)	(21,476,984)	$(528,671,204)	8,382,702	$275,799,005

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$24.68	$ 0.07	(c)	$1.44	$1.51	$(0.05)	$(0.03)	$(1.33)
2000 - Class B Shares	24.46	(0.10	) (c)	1.42	1.32	(0.02)	(0.01)	(1.33)
2000 - Class C Shares	24.41	(0.09	) (c)	1.40	1.31	(0.01)	(0.01)	(1.33)
2000 - Institutional Shares	24.72	0.16	(c)	1.49	1.65	(0.09)	(0.04)	(1.33)
2000 - Service Shares	24.68	0.05	(c)	1.44	1.49	(0.05)	(0.02)	(1.33)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50	(0.15)	—	—
1999 - Class B Shares	24.13	0.08		0.31	0.39	(0.06)	—	—
1999 - Class C Shares	24.08	0.08		0.30	0.38	(0.05)	—	—
1999 - Institutional Shares	24.35	0.34		0.23	0.57	(0.20)	—	—
1999 - Service Shares	24.33	0.17		0.32	0.49	(0.14)	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)	(0.19)	(0.01)	—
1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)	(0.04)	—	—
1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)	(0.05)	—	—
1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)	(0.30)	(0.01)	—
1999 - Service Shares	25.92	0.17		(1.58)	(1.41)	(0.17)	(0.01)	—

1998 - Class A Shares	23.18	0.11		5.27	5.38	(0.11)	—	(2.52)
1998 - Class B Shares	23.10	0.04		5.14	5.18	—	(0.03)	(2.52)
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05	—	(0.03)	(2.52)
1998 - Institutional Shares	23.19	0.27		5.23	5.50	(0.22)	—	(2.52)
1998 - Service Shares	23.17	0.14		5.23	5.37	(0.06)	(0.04)	(2.52)

1997 - Class A Shares	19.98	0.35		5.18	5.53	(0.35)	(0.01)	(1.97)
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48	(0.17)	(0.06)	(1.97)
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25	(0.30)	(0.04)	(1.97)
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78	(0.28)	(0.07)	(1.97)

1996 - Class A Shares	15.80	0.33		4.75	5.08	(0.30)	—	(0.60)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

								Ratios assuming no expense reductions

Total distributions	Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$(1.41)	$24.78	6.48%	$ 576,354	1.18%		0.31%		1.18%		0.31%		86.84%
(1.36)	24.42	5.70	155,527	1.93		(0.41)		1.93		(0.41)		86.84
(1.35)	24.37	5.67	15,746	1.93		(0.40)		1.93		(0.40)		86.84
(1.46)	24.91	7.05	28,543	0.78		0.69		0.78		0.69		86.84
(1.40)	24.77	6.40	7,926	1.28		0.20		1.28		0.20		86.84

(0.15)	24.68	2.05	855,174	1.19	(b)	1.26	(b)	1.20	(b)	1.25	(b)	55.43
(0.06)	24.46	1.60	271,912	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55.43
(0.05)	24.41	1.58	31,328	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55.43
(0.20)	24.72	2.32	32,181	0.79	(b)	1.72	(b)	0.80	(b)	1.71	(b)	55.43
(0.14)	24.68	2.01	10,008	1.29	(b)	1.16	(b)	1.30	(b)	1.15	(b)	55.43

(0.20)	24.33	(5.40)	1,122,157	1.22		0.78		1.32		0.68		125.79
(0.04)	24.13	(6.07)	349,662	1.92		0.09		1.92		0.09		125.79
(0.05)	24.08	(6.12)	48,146	1.92		0.10		1.92		0.10		125.79
(0.31)	24.35	(5.00)	173,696	0.80		1.25		0.80		1.25		125.79
(0.18)	24.33	(5.44)	11,943	1.30		0.72		1.30		0.72		125.79

(2.63)	25.93	23.71	1,216,582	1.25		0.43		1.42		0.26		61.95
(2.55)	25.73	22.87	307,815	1.94		(0.35)		1.94		(0.35)		61.95
(2.55)	25.70	0.51	31,686	1.99	(b)	(0.48	) (b)	1.99	(b)	(0.48	) (b)	61.95
(2.74)	25.95	24.24	36,225	0.83		0.76		0.83		0.76		61.95
(2.62)	25.92	23.63	8,893	1.32		0.32		1.32		0.32		61.95

(2.33)	23.18	28.42	615,103	1.22		1.60		1.43		1.39		53.03
(2.20)	23.10	22.23	17,346	1.93	(b)	0.15	(b)	1.93	(b)	0.15	(b)	53.03
(2.31)	23.19	20.77	193	0.82	(b)	1.36	(b)	0.82	(b)	1.36	(b)	53.03
(2.32)	23.17	23.87	3,174	1.32	(b)	0.94	(b)	1.32	(b)	0.94	(b)	53.03

(0.90)	19.98	32.45	436,757	1.20		1.67		1.45		1.42		57.93

GOLDMAN SACHS GROWTH AND INCOME FUND
Report of Independent Accountants
To the Shareholders and Board of Trustees of Goldman Sachs Trust—Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Growth and Income Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Growth and Income Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management’s view, offer favorable capital appreciation and/or dividend-paying ability.

Target Your Needs

The Goldman Sachs Growth and Income Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Growth and Income Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Growth and Income Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

GIAR / 60K / 10-00